Events after balance sheet date	9 Months Ended
Sep. 30, 2019
Events after balance sheet date
Events after balance sheet date

14. Events after balance sheet date

In October 2019, the Company consummated an underwritten public offering of 10,454,545 ordinary shares at an issue price of $5.50 per share. The gross proceeds from this offering amounted to $57,500,000 while the transaction costs amounted to $3,575,000, resulting in net proceeds of $53,925,000.